UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 27, 2005
_________________
MEADE INSTRUMENTS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification No.)

6001 Oak Canyon, Irvine, CA (Address of principal executive offices)		92618 (Zip Code)
(949) 451-1450
Registrant’s telephone number, including area code
6001 Oak Canyon
Irvine, CA 92618
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.
On September 27, 2005, Meade Instruments Corp. issued a press release announcing its operating results for the quarterly period ended August 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2005	MEADE INSTRUMENTS CORP.
/s/ MARK D. PETERSON
Mark D. Peterson
Senior Vice President and General Counsel

INDEX OF EXHIBITS

Number	Exhibit
99.1	Press release, dated September 27, 2005, issued by Meade Instruments Corp.